PURCHASE OF ADDITIONAL OWNERSHIP INTEREST IN JOINT VENTURE	12 Months Ended
Dec. 31, 2017
PURCHASE OF ADDITIONAL OWNERSHIP INTEREST IN JOINT VENTURE

9. PURCHASE OF ADDITIONAL OWNERSHIP INTEREST IN JOINT VENTURE

In 2011, we formed a joint venture with Carrier, Carrier Enterprise Northeast LLC, which we refer to as Carrier Enterprise II. Carrier Enterprise II had sales of approximately $545,000 in 2017 from 40 locations in the northeastern United States and 14 locations in Mexico. We initially owned a 60% controlling interest in Carrier Enterprise II. On November 29, 2016, we purchased an additional 10% ownership interest for cash consideration of $42,909, and, on February 13, 2017, we purchased an additional 10% ownership interest for cash consideration of $42,688, which together increased our controlling interest in Carrier Enterprise II to 80%.